SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              INCSTAR Corporation
               (Name of Registrant as Specified In Its Charter)

                _______________________________________________
   (Name of Person(s) Filing Proxy Statement, if other that the Registrant)

Payments of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14a.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
          ....................................................................
     2)   Aggregate number of securities to which transaction applies:
          ....................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ....................................................................
     4)   Proposed maximum aggregate value of transaction:
          ....................................................................
     5)   Total fee paid:
          ....................................................................
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
          ....................................................................
     2)   Form, Schedule or Registration Statement No.:
          ....................................................................
     3)   Filing Party:
          ....................................................................
     4)   Date Filed:
          ....................................................................

                   NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1996



TO THE SHAREHOLDERS OF INCSTAR CORPORATION:

    NOTICE IS HEREBY GIVEN that the Regular Meeting of the Shareholders of INCSTAR Corporation will be held at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402, on Tuesday, May 21, 1996, at 3:30 p.m. local time for the purpose of considering and acting upon:

        1.   The election of a Board of Directors.

        2. A proposal to approve amendments to the INCSTAR Corporation Stock Option Plan.

        3. Such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record on April 1, 1996, are the only persons entitled to notice of, and to vote at, the meeting. In addition to voting on these matters at the meeting, we will review recent operations and plans for growth.

    WHETHER YOU CAN BE PRESENT AT THE MEETING OR NOT, PLEASE PROMPTLY COMPLETE AND RETURN THE ENCLOSED PROXY CARD. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.




                                   By Order of the Board of Directors


                                   J. Andrew Herring
                                   Secretary
April 15, 1996

                                PROXY STATEMENT


    The enclosed proxy is solicited by the Board of Directors of INCSTAR Corporation, a Minnesota corporation (the "Company"), in connection with the Regular Meeting of the Shareholders of the Company to be held on May 21, 1996, and any adjournments thereof (the "Meeting"). The costs of solicitation are being paid by the Company.

    A proxy may be revoked at any time prior to its exercise by giving written notice of revocation to the Secretary of the Company or by filing a new written appointment of a proxy with the Secretary of the Company. Unless so revoked, all properly executed proxies will be voted in accordance with the instructions indicated on such proxies. Shares voted as abstentions on any matter (or a "withhold vote for" as to directors) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

    Only shareholders of record at the close of business on April 1, 1996, may vote at the Meeting or any adjournment thereof. As of that date, there were issued and outstanding 16,497,457 shares of Common Stock of the Company, the only class of securities of the Company entitled to vote at the Meeting. Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date. This Proxy Statement and accompanying form of Proxy will be first mailed to shareholders on or about April 15, 1996.

    The Company's Annual Report to Shareholders is being furnished to each shareholder with this Proxy Statement.

PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     The number of directors of the Company is currently set at ten. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE INDIVIDUALS NAMED BELOW TO SERVE AS DIRECTORS UNTIL THE NEXT REGULAR MEETING OF THE SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED. Each nominee is presently a director of the Company. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted for the election of the nominees named. Assuming that a quorum is present, a director candidate must receive the affirmative vote of a majority of the voting power of the shares of Common Stock represented in person or by proxy and entitled to vote at the Meeting in order to be elected. In the unlikely event that any one or more of the nominees are not available for election at the Meeting, the persons named as proxies will vote for such other person or persons as the Board of Directors may designate.


NAME                 PRINCIPAL OCCUPATION AND OTHER INFORMATION
Pierre M. Galletti,  Chairman  of  the  Board  since  March  1995,   age    68.
M.D., Ph.D.          Dr.  Galletti  was  Vice President and  CEO of  the  Brown
                     University Division of Biology and Medicine from  1972 to
                     1991.  He retired from this position in 1991 and  is
                     currently a University Professor and Professor  of Medical
                     Science at Brown University.  Dr. Galletti  is  a Fellow
                     of  the  American  College  of  Cardiology  and  a Founding
                     Fellow of the American Institute for Medical  and
                     Biological  Engineering.  He is also a Founding  Scientist and  currently  chairs the Scientific  Advisory  Board  of
                     CytoTherapeutics, Inc, Providence, RI.  Dr. Galletti is  a
                     director   of   Sorin   Biomedica  S.p.A.   ("Sorin"),   a
                     subsidiary  of  SNIA  BPD, S.p.A.  ("SNIA"),  which  is  a
                     chemical  company controlled by Fiat S.p.A ("Fiat").   Dr.
                     Galletti is also a director of Sorin Biomedical, Inc. in Irvine, CA.

John J. Booth        Director,  President  and  Chief Executive  Officer  since
                     September  1994,  age  41.  Mr.  Booth  was  Senior   Vice
                     President  and Chief Financial Officer from  May  1992  to
                     September   1994  and  Vice  President  of   Finance   and
                     Administration  from 1989 to 1992.   Mr.  Booth  was  Vice
                     President, Controller and Secretary of Clinical  Sciences,
                     Inc. ("CSI") prior to joining the Company in 1989.

Ennio Denti          Director since December 1989, Chairman from December  1989 to  September  1994, age 64.  Dr. Denti is  President  and
                     CEO  of  SNIARICERCHE S.p.A., a research  and  development
                     company  affiliated  with SNIA.   Dr.  Denti  was  General
                     Manager  of Sorin from 1990 to 1992.  From 1981  to  1990,
                     he  was Vice President of External Affairs of Sorin.   Dr.
                     Denti   is  also  a  director  of  Conbiotec  S.p.A.,   an
                     affiliate of Sorin involved in research and development activities relating to medical diagnostics, and director of R.I.C.E. Friuli S.p.A., a research company affiliated with SNIA that is involved in research in the fine chemistry field. Prior to December 1989 Dr. Denti was
                     Chairman of the Board of CSI.

George H. Dixon      Director  since  February 1987,  age  75.   Prior  to  his
                     retirement  in  November  1985,  Mr.  Dixon  held  various
                     management   positions  with  First  Bank  System,   Inc.,
                     including  Chairman  and  Chief  Executive  Officer   from
                     November 1983 to November 1985. Mr. Dixon is also a director of Toro Credit Company.

Franco Fornasari     Director  since  May  1995,  age  45.   Mr.  Fornasari  is
                     President  and  Chief Executive Officer  of  Fiat  U.S.A.,
                     Inc.   He  was Vice President for International  Trade  at
                     Fiat  from  1990  to  1995  and has  served  as  Secretary
                     General of the International Advisory Board of Fiat  since
                     March  1994.   From  1985 to 1990, Mr.  Fornasari  held  a
                     variety of positions with the World Bank organization.

Ezio Garibaldi       Director since September 1994, age 58.  Mr. Garibaldi  has been  President and Chief Executive Officer of Sorin since
                     1990.

D. Ross Hamilton     Director since December 1989, age 58.  Mr. Hamilton was  a
                     director  of  CSI.   He is President  and  a  director  of
                     Hamilton  Research Inc., a financial consulting firm.   He
                     is  also  a director of Luther Medical Products,  Inc.,  a
                     medical   device  company,  and  Belen,  Inc.,  a  natural
                     resource company.

Umberto Rosa         Director since December 1989, age 62.  Professor Rosa  has been  the  Chief  Executive Officer of  SNIA  since  1990.
                     Prior  to that he was Chief Executive Officer and  General
                     Manager  of  Sorin.  Professor Rosa is also  President  of
                     Biofin   Holding   International  B.V.,   a   wholly-owned
                     subsidiary  of  Sorin,  and Executive  Vice  President  of
                     Technobiomedica  S.p.A., a biotechnology research  holding
                     company.   He  is also a member of the Board of  Directors
                     of  Tecnogen S.p.A., a biotechnology research company, and
                     President   of   SNIA  Fibre  S.p.A.,   a   nylon   fibers
                     manufacturer.

Michael W. Steffes,  Director  since September 1984,  age 52.     Dr.   Steffes
M.D.,  Ph.D.         served   as  the  Director   of  Clinical Laboratories at
                     the University of Minnesota Hospital  from October 1984 to
                     July 1992 and has been a Professor in the Department of Laboratory Medicine and Pathology at the University of Minnesota since 1981.

Carlo Vanoli         Director  since  September 1994, age 46.  Mr.  Vanoli  has been  Vice  President  of Corporate  Development  of  SNIA
                     since  1994.   From 1992 to 1994, he served  as  President
                     and  CEO of Sorin Biomedical Inc., in Irvine, CA, and from
                     1987 to 1992 he served as Strategic Planning Manager of merger and acquisition activities for SNIA.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors held four meetings during the year ended December 31, 1995. Except for Messrs. Rosa and Denti, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he served.

      The  Board  of  Directors  has  an Audit  Committee  and  a  Compensation
Committee.

      During the year ended December 31, 1995, the Audit Committee consisted of Mr. Dixon, Mr. Hamilton and Mr. Fornasari. It held two meetings during the year. The Audit Committee recommends to the full Board of Directors the selection of independent accountants, reviews the activities and reports of the Company's independent accountants and performs such other duties as may be authorized by the Board of Directors.

      During the year ended December 31, 1995, the Compensation Committee consisted of Mr. Vanoli, Mr. Dixon, Mr. Hamilton, Dr. Steffes and Mr. Fornasari. The Compensation Committee held four meetings during the year. As set forth more fully in its report below, the Compensation Committee reviews salaries, stock options and bonus and compensation plans and performs such other duties as may be authorized by the Board of Directors.

      The Company does not have a nominating committee. The Board of Directors will consider nominees for the position of director who are recommended by the Company's shareholders. Any such recommendations may be submitted in writing to the Secretary of the Company.

COMPENSATION OF DIRECTORS

      The Company pays all directors who are not affiliated with Fiat an annual retainer of $10,000. Fiat-affiliated directors receive no annual retainer. In addition, directors are paid $500 for each meeting of the Board of Directors or any committee attended, plus the expense of attendance in the case of non-employee directors who are not affiliated with Fiat. Upon election to the Board of Directors, each director is granted a nonqualified stock option to purchase 10,000 shares of the Company's Common Stock at the then fair market value; these options vest over a three-year period and expire on the fifth anniversary of the date of grant.

     In addition, Dr. Galletti and Dr. Steffes are party to agreements with the Company covering their participation in the Company's Scientific Advisory Board ("SAB"). Under the terms of these agreements, which have initial terms of two years, in return for providing certain SAB-related consulting services, each of Dr. Galletti and Dr. Steffes will receive a fee of $1,500 per year and a meeting fee of $1,000 for each meeting he attends in connection with his advisory services pursuant to the SAB Agreement, subject to a maximum of one meeting per year. Each will also receive reimbursement for all authorized expenses incurred in performing advisory services under the SAB Agreement, including certain travel and living expenses. Neither Dr. Galletti nor Dr. Steffes received an option grant in connection with the execution of such SAB agreement.

                        BENEFICIAL OWNERSHIP OF SHARES

     The following information is furnished as of April 1, 1996, to indicate beneficial ownership of the Common Stock of the Company by each director, nominee and certain executive officers, individually, and all directors and executive officers of the Company as a group. Except as otherwise indicated, the persons listed have sole voting and investment power over such shares.

                                        Amount and Nature
                                          of Beneficial          Percent of
Name of Beneficial Owner                 Ownership (1)(2)    Outstanding Shares
D. Ross Hamilton(3)                           195,128              1.2%
John J. Booth                                 139,405                *
George E. Wellock                              47,667                *
Gerald L. Majewski, Ph.D.                      31,667                *
Ennio Denti                                    20,702                *
Thomas P. Maun                                 18,835                *
Michael W. Steffes, M.D., Ph.D.                16,567                *
George A. Dixon                                11,667                *
Umberto Rosa                                    6,667                *
Fabio Lunghi                                    6,000                *
Pierre Galletti                                 4,072                *
Franco Fornasari                                3,333                *
Ezio Garibaldi                                  3,333                *
Carlo Vanoli                                    3,333                *
All directors and executive
officers as a group (14 persons)              508,376              3.1%

_______________
*  Less than 1%
(1)Includes the following shares held by wives or children: Mr. Hamilton, 34,608 shares; Mr. Booth, 2,385 shares; Mr. Maun, 1,727 shares; Dr. Steffes, 3,600 shares.
(2)Includes the following shares that could be acquired within 60 days upon exercise of outstanding options: Mr. Hamilton, 13,685 shares; Mr. Booth, 106,667 shares; Mr. Wellock, 41,667 shares; Dr. Majewski, 31,667 shares; Dr. Denti, 20,702 shares; Mr. Maun, 16,608 shares; Dr. Steffes, 6,667 shares; Mr. Dixon, 6,667 shares; Prof. Rosa, 6,667 shares; Dr. Galletti, 3,333 shares; Mr. Fornasari, 3,333 shares; Mr. Garibaldi, 3,333 shares; Mr. Vanoli, 3,333 shares; and all directors and executive officers as a group, 264,329 shares.
(3)Includes 51,000 shares held by R & C Partners, a partnership of which Mr. Hamilton is a general partner.

PRINCIPAL SHAREHOLDERS

      The following information indicates the identity of each person or group known to the Company to own beneficially more than 5% of the outstanding Common Stock of the Company, the only class of security entitled to vote at the meeting. Except as otherwise indicated, the persons listed have sole voting and investment power over such shares.

<CATION>
                                               Amount and          Percent of
                                                Nature of         Outstanding
Name and Address of Beneficial Owner      Beneficial Ownership       Shares
Biofin Holding International B.V.(1)(2)         9,238,427            53.6%
Locatellikade
Amsterdam, The Netherlands

LeRoy C. Kopp(3)                                1,101,966             6.7%
6600 France Avenue South
Suite 672
Edina, MN  55435

(1) Includes 730,720 shares that could be acquired within 60 days upon exercise of outstanding warrants.
(2) Biofin Holding International B.V. is a wholly-owned subsidiary of Sorin, which is a 75%-owned subsidiary of SNIA, which is in turn a 48%-owned subsidiary of Fiat.
(3) As of December 31, 1995, based solely upon a Form 13G provided to the Company by Kopp Investment Advisors, Inc. ("KIA"), a corporation of which Mr. Kopp is the sole owner. Includes 1,001,966 shares of Common Stock over which KIA shares investment power with the record owners; and 100,000 shares of Common Stock over which Mr. Kopp has sole voting and investment power.

                             CERTAIN TRANSACTIONS

      The Company has an agreement with Fiat Finance U.S.A., Inc., an affiliate of the Company, pursuant to which the Company may borrow up to $4,500,000 at an interest rate of LIBOR plus 1.00%. At December 31, 1995, the Company had $0 outstanding pursuant to the agreement. The Company also has a long-term note payable to Fiat Finance U.S.A, Inc. due December 1996. This note was originally in the amount of $7,500,000. At December 31, 1995, the Company had no borrowings outstanding under this note. The total amount of interest paid to Fiat Finance U.S.A., Inc. in 1995 for all of such borrowings was $170,000.

      Pursuant to two distributorship agreements between the Company and Sorin, which provide for the distribution by the Company and Sorin of certain of each other's diagnostic products in specified areas, the Company had product sales to and product purchases from Sorin in the amounts of $7,625,000 and $1,807,000, respectively, for the year ended December 31, 1995. Pursuant to certain other product distribution agreements between the Company and Sorin, the Company accrued royalties to Sorin of $582,000 during the year ended December 31, 1995.


                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and four other executive officers of the Company whose total annual salary and bonus earned in 1995 exceeded $100,000:

                                                             Long-Term
                                Annual Compensation         Compensation
                                                      Securities
                                                      Underlying     All Other
Name and Principal Positions   Year  Salary    Bonus    Options  Compensation(1)
John J. Booth (2)              1995 $226,600  $116,900        -   $     4,500
President and Chief Executive  1994  166,800         -   50,000         4,500
Officer                        1993  146,000    14,800   35,000         4,500

Fabio Lunghi (3)               1995  187,000    77,200        -             -
Executive Vice President and   1994        -         _        _             _
Chief Operating Officer        1993        -         _        _             _

Gerald L. Majewski             1995  153,000    63,100        -         4,500
Vice President of Research     1994  147,900         -        -         4,500
and Development                1993  135,000    53,500   25,000         2,500

George E. Wellock              1995  137,700    56,800        -         4,100
Vice President of Operations   1994  133,400         -        -         4,400
                               1993  129,600    13,200   25,000         4,000

Thomas P. Maun (4)             1995  100,000    41,300        -         3,000
Vice President and Chief       1994   76,100         -   27,000         2,400
Financial Officer              1993        _         _        _             _

___________________
(1)Includes  Company contributions under a Salary Savings Plan qualified  under
   Section 401(k) of the Internal Revenue Code of 1986, as amended. In 1995, Company contributions equaled 50% of the first 6% of compensation (or the allowable IRS limit, if less) contributed by the employee.
(2)Mr. Booth began serving as the Company's Chief Executive Officer in September 1994; prior to that, he served as its Senior Vice President and Chief Financial Officer.
(3)Mr. Lunghi was named Executive Vice President and Chief Operating Officer of the Company in September 1994.
(4)Mr. Maun was named Vice President and Chief Financial Officer in September 1994; prior to that, he served as the Company's Director of Finance.

OPTION GRANTS IN LAST FISCAL YEAR

      No options were granted to the executive officers named in the Summary Compensation Table above during fiscal year 1995.

AGGREGATED  OPTION  EXERCISES IN LAST FISCAL YEAR AND  FISCAL  YEAR-END  OPTION
VALUES

      The following table presents, for each of the executive officers named in the Summary Compensation Table above, the number of shares of Common Stock purchased upon exercise of options during fiscal year 1995, the aggregate dollar value realized upon such exercise based on the market price of the Common Stock on the dates of exercise, and the number and value of stock options held at December 31, 1995:


                     Shares                  Number of Securities          Value of Unexercised
                    Acquired                Underlying Unexercised         In-the-Money Options
                       on         Value    Options at Dec. 31, 1995        At December 31, 1995
Name                Exercise    Realized  Exercisable  Unexercisable    Exercisable   Unexercisable
John J. Booth           0     $     0         106,667         33,333  $      93,959  $      54,166

Fabio Lunghi            0           0               0              0              0               0

Gerald L. Majewski      0           0          31,667          8,333         12,500           6,250

George E. Wellock       0           0          41,667          8,333         12,500           6,250

Thomas P. Maun          0           0          15,708         19,192         15,729          28,771

EMPLOYMENT AGREEMENTS

     The Company has a written employment agreement with Mr. Booth, the initial term of which expired in December 1992 and which provides for automatic one year extensions unless one of the parties gives notice at least 90 days prior to the expiration date that the agreement will terminate at the end of the current extension. Neither the Company nor Mr. Booth has given any termination notice with respect to this agreement. The employment agreement includes provisions with respect to base salary level, annual cost of living increases, annual bonus, participation in benefit plans, fringe benefits, confidential information, ownership of intellectual property, termination of employment and noncompetition following termination of employment. The employment agreement provides that, in the event the Company terminates Mr. Booth's employment without cause or Mr. Booth terminates his employment because the Company has assigned him duties that are not appropriate to his position, Mr. Booth shall be entitled to receive his base salary in full and certain other benefits for a period of one year following such termination.

RETIREMENT ARRANGEMENTS

     The Company has a retirement agreement with Mr. Booth which is intended to provide continued compensation to him or his beneficiaries upon the later of
(1)  his  retirement  from the Company after attainment of  60  years  of  age,
(2)  his  attainment of 60 years of age following termination of employment  or
(3) his death during the term of employment (each one a "triggering event"). Subject to vesting requirements (the annual benefit amounts vest at the rate of 10% per year of employment), this retirement agreement provides for the payment to Mr. Booth or his beneficiaries of annual benefits for a period of 15 years following the occurrence of a triggering event. Mr. Booth's annual benefit payment, which is to be adjusted to reflect increases in the cost of living during the accrual and subsequent payment periods, is $61,300 as of December 31, 1995.

      The Company maintains an executive income continuation plan for the benefit of Dr. Majewski, Mr. Wellock and Mr. Maun. The plan provides payments for 15 years to such officers or their respective beneficiaries upon the later of (1) an officer's retirement from the Company after attainment of 60 years of age, (2) his attainment of 60 years of age following termination of employment or (3) his death during the term of employment. The annual retirement payment is the product of an annual benefit rate set by the Board of Directors ($3,333 for 1995) multiplied by the number of years of employment as an executive officer, up to a maximum of 15 years. An officer's rights under the plan are fully vested after 10 years of employment as an executive officer. As of December 31, 1995, the estimated annual retirement payment amounts for these three officers were: Mr. Wellock, $25,000; Dr. Majewski, $10,600; and Mr. Maun, $4,200. The benefit amounts are to be adjusted during the payment period to reflect increases in the cost of living.


                       COMPENSATION COMMITTEE REPORT ON
                            EXECUTIVE COMPENSATION

OVERVIEW

      The Compensation Committee of the Board of Directors (the "Committee") is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. The Committee also administers all aspects of the Company's executive compensation program, including all of the Company's employee benefit plans. The Committee is composed of independent directors of the Company, two of whom are officers of Fiat or its affiliates and three of whom are not affiliated with the Company or Fiat.

     The components of the Company's executive compensation program include (a) base salaries, (b) annual cash bonuses, (c) stock options and (d) miscellaneous fringe benefits comparable to those of similar size companies.

OFFICER CASH COMPENSATION

     The Company has a written employment and noncompetition agreement with its Chief Executive Officer, Mr. Booth. This agreement, which was originally executed in 1989, provides for employment at a set base salary that, at a minimum, must be adjusted each year to reflect cost of living increases as indicated by changes in the consumer price index and that may be increased to reflect promotions and performance. The agreement also provides that Mr. Booth will participate in other compensation and benefit programs made available to executive officers, which would include the Company's Economic Value Sharing Plan discussed below. Mr. Booth's employment agreement is discussed in more detail elsewhere in this proxy statement.

      None of the Company's other executive officers have written employment agreements. The Company's other executive officers' base salaries have been determined primarily on the basis of the historical salary structure of the Company. The base salaries of the Company's other executive officers are reviewed each year by the Committee with input from the Company's Chief Executive Officer. In connection with the Committee's annual review of such salaries in 1995, an outside human resources management consulting firm was engaged by the Company to conduct a study of the executive compensation levels at other companies, including companies in the Company's industry and certain similar size companies outside of the Company's industry. The results of this study were reviewed with the Committee at its December 1995 meeting. The Committee also reviewed the recommendations of the Company's Chief Executive Officer concerning proposed increases in each of the executive officer's base salary based on such individual's performance and current salary level relative to the range of compensation levels described in the study. Generally, the Committee sought to have the base salaries of the Company's executive officers fall near the midpoint of the range of base salaries reported in the study; however, no specific formula was used by the Committee. The Committee approved salary increases for the Company's executive officers of between three and twelve percent, effective January 1, 1996, for the 1996 fiscal year.

ANNUAL CASH BONUSES

      In May 1993, the Compensation Committee and the Board of Directors approved an economic value sharing plan (the "EVA Plan") for the determination of bonuses to be paid to the Company's senior management. The EVA Plan was designed with the assistance of a national compensation consulting firm, which advised the Committee concerning participation levels and other variables of the EVA Plan, and is intended to provide an incentive compensation program that links executive officers' annual cash bonuses directly to the creation of shareholder value. The EVA Plan allocates bonus units to each executive
officer  based  upon  a  percentage  of  that  officer's  base  salary.   These
percentages are 40% for the Chief Executive Officer and 32% for all other executive officers of the Company. Bonus units are then valued based upon the Company's performance under the EVA system for both current year performance (the "performance factor") and for improvement over the prior year's performance (the "improvement factor"). Unit value can be lost if EVA results for the current year are significantly below the prior year's EVA results, since the improvement factor can become a negative number. The Company's 1995 financial performance resulted in a unit value of $1.29.

STOCK OPTION POLICIES

      Historically, the Company granted stock options annually, with awards dependent primarily on the recipient's compensation and grade level and allocations based largely on subjective judgments. In 1993, however, the Board, on the recommendation of the Committee, adopted a policy of making stock option grants to executive officers of the Company once every three years. The levels of these grants, which vest over the three-year period, are intended to be comparable to those made on an annual basis prior to 1993. No stock options were granted to the Company's named executive officers in 1995. The Committee intends to review its policies with respect to stock option grants during 1996.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

      Mr.  Booth's  base  salary during 1995 was initially established  by  the
Committee at the time he was promoted to the position of Chief Executive Officer on October 1, 1994. Mr. Booth's base salary primarily was determined based on his experience in the industry and with the Company, the level of his prior salary as the Company's Chief Financial Officer and the Company's historical compensation levels for the chief executive officer position. At the Committee's meeting in December 1995, the Committee reviewed the information included in the study prepared by the human resources management consulting firm concerning chief executive officer base salaries. The Committee also discussed Mr. Booth's performance and the Company's performance during 1995. The Committee recommended a 12% increase in Mr. Booth's salary, effective October 1, 1995. The recommended increase would move Mr. Booth's base salary closer to the midpoint of the chief executive officer salaries included in the study. Any future increases in Mr. Booth's base salary will be effective at the start of the next fiscal year, consistent with the effective date of any base salary changes of the Company's other executive officers.

POSSIBLE LIMITATIONS ON DEDUCTIBILITY OF COMPENSATION

      The Compensation Committee has given only limited attention to the effect of Section 162(m) of the Internal Revenue Code (the "Code") (added in 1993), which limits the deductibility of executive compensation in excess of $1,000,000 since the Committee did not expect any officer's 1995 compensation to exceed $1,000,000. In 1993, the Board of Directors amended the Company's Stock Option Plan to include certain restrictions designed to comply with
Section 162(m) and will also change the composition of the Committee administering the Plan if that becomes necessary. The changes to the Company's Stock Option Plan should cause any income recognized by an officer upon exercise of a stock option granted under the Plan to be treated as performance-based income, which will be deductible to the Company. The Committee expects to review the application of Section 162(m) periodically in light of the Company's compensation policies and new regulations or interpretations of the Section.

     D. Ross Hamilton, Chairman
     George H. Dixon
     Michael W. Steffes
     Franco Fornasari
     Carlo Vanoli
     Members of the Committee

                      COMPARATIVE STOCK PERFORMANCE GRAPH

      The following table provides a five year comparison of cumulative total return, assuming reinvestment of dividends, of a $100 investment on December 31, 1990, in the Common Stock of the Company as compared to an equivalent investment in the S&P 500 Index and the DJ Medical Supplies Index.

                        1990     1991    1992      1993      1994      1995
INCSTAR Corporation      100      136     124        65        33        79
S&P 500 Index            100      130     140       155       157       215
DJ Medical Supplies      100      151     139       130       159       177
Index

                                PROPOSAL NO. 2

                         APPROVAL OF AMENDMENTS TO THE
                     INCSTAR CORPORATION STOCK OPTION PLAN

      On September 14, 1995, the Board of Directors established an SAB of not more than ten members, with the primary goal of advising and consulting with the Board of Directors and the Company's management and employees concerning global scientific planning for the Company's products. The Board of Directors also established two scientific advisory panels for its autoimmune and bone and mineral metabolism segments. In addition, the Company intends to establish a third scientific panel in its infectious disease segment. These panels are overseen by the SAB led by INCSTAR's Chairman Pierre M. Galletti. Also, Dr. Michael Steffes, a director of the Company, is a member of the SAB. These panels are intended to strengthen the Company's ties with the scientific community.

      The INCSTAR Corporation Stock Option Plan as in effect prior to September 14, 1995 (the "Plan"), provided only for the granting of stock options to persons who were employees of the Company or non-employee directors. In connection with the establishment of the SAB and the SAPs, however, the Board of Directors determined that it was in the best interest of the Company to amend the Plan to permit the grant of stock options under the Plan to consultants or independent contractors of the Company or any of its subsidiaries, including in particular members of the SAB and the SAPs. The Board concluded that such an amendment would aid the Company and its subsidiaries in attracting and retaining key consultants, independent contractors and SAB and SAP members, and would thus help to assure the future success of the Company. The Board accordingly adopted certain amendments to the Plan on September 14, 1995 (the "1995 Amendments"), and directed that the 1995 Amendments be submitted to the shareholders for their approval at the Meeting.

     The 1995 Amendments amend the Plan to permit the issuance of non-qualified stock options to consultants or independent contractors of the Company or any of its subsidiaries, including in particular members of the SAB and the SAPs. The 1995 Amendments also provide that: (a) each member of the SAB shall automatically receive, upon execution of an SAB agreement, a five-year non-qualified stock option to purchase 4,000 shares of the Company's Common Stock (an SAB appointee may decline the stock option, but will not receive any alternate compensation in its place) and (b) each member of an SAP shall automatically receive, upon execution of an SAP agreement, a five-year non-qualified stock option to purchase 2,000 shares of the Company's Common Stock (an SAP appointee may decline the stock option, in which case such appointee will receive an additional $2,500 compensation per year, assuming attendance at all SAP meetings). The exercise price of each such option shall be the fair market value of the Common Stock (as determined in accordance with the Plan) on the date of grant. Options granted to SAB or SAP members shall become exercisable in equal portions on the first and second anniversaries of the date of grant, provided in each case that the recipient of the option is a member of the SAB or SAP on such date, and shall expire on the fifth anniversary of the date of grant. No automatic stock option grants may be made to SAB or SAP members who serve on the Committee that administers the Plan and no one serving on both the SAB and an SAP can receive options to purchase more than 4,000 shares in any two-year period.

      Options granted to SAB or SAP members will not qualify as incentive stock options under the Internal Revenue Code of 1986, as amended. Upon the grant of a non-qualified stock option, the recipient does not recognize any income for federal income tax purposes, and the Company does not receive a deduction. Upon the exercise of a non-qualified stock option, the recipient recognizes as ordinary income for federal income tax purposes an amount equal to the difference between the aggregate fair market value of the shares exercised and the aggregate exercise price for those shares on the date of exercise, and the Company becomes entitled to a deduction in the same amount.

      No current directors, executive officers or employees of the Company have received stock options pursuant to the 1995 Amendments. Dr. Galletti, who serves on the SAB, declined the options that he was eligible to receive upon joining the SAB. Dr. Steffes, who also serves on the SAB, was ineligible to receive options upon joining the SAB as the result of his position on the Compensation Committee, which administers the Plan.

      On April 1, 1996, the closing price of the Company's Common Stock on the American Stock Exchange was $5.81 per share.

      Assuming that a quorum is present, approval of the 1995 Amendments will require the affirmative vote of a majority of the voting power of the shares of Common Stock represented in person or by proxy and entitled to vote at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1995 AMENDMENTS TO THE INCSTAR CORPORATION STOCK OPTION PLAN.


                         SHAREHOLDER PROPOSALS FOR THE
                     1997 REGULAR MEETING OF SHAREHOLDERS

      All shareholder proposals intended to be presented at the 1997 Regular Meeting of the Shareholders of the Company must be received by the Company at its offices on or before December 13, 1996.


                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

       In the latter part of the year, the Board of Directors, upon recommendation of the Audit Committee, will appoint an independent public accountant to audit the books and accounts of the Company for the year ending December 31, 1996. KPMG Peat Marwick LLP audited the books and accounts of the Company for the year ended December 31, 1995. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

      The  Company is not aware of any other matters that may come  before  the
Meeting.   If  other  matters  properly come before  the  Meeting,  it  is  the intention of the persons named in the enclosed proxy to vote such shares in accordance with their judgment as to the best interests of the Company.




                                   By Order of the Board of Directors


                                   J. Andrew Herring
                                   Secretary


April 15, 1996

PROXY                              INCSTAR
                       Science Technology and Research

                              INCSTAR CORPORATION
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
                     1996 REGULAR MEETING OF SHAREHOLDERS

     The undersigned hereby appoints John J. Booth and Thomas P. Maun, and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the 1996 Regular Meeting of Shareholders of INCSTAR Corporation, a Minnesota corporation, to be held on Tuesday, May 21, 1996 at 3:30 p.m., Minneapolis time, and at any adjournment thereof, as specified below and, in their discretion, upon any other matters which may properly come before the meeting, and hereby revokes all former proxies:

ELECTION OF DIRECTORS
Nominees:  Pierre M. Galletti, John J. Booth, Ennio Denti, George H. Dixon,
           Franco Fornasari, Ezio Garibaldi, D. Ross Hamilton, Umberto Rosa, Michael W. Steffes, Carlo Vanoli
[] VOTE FOR all nominees listed, except    []  WITHHOLD AUTHORITY to vote for
   as  marked to the contrary above.   (TO     all nominees listed above.
   WITHHOLD  YOUR VOTE FOR ANY  INDIVIDUAL
   NOMINEE  STRIKE  A  LINE  THROUGH   THE
   NOMINEE'S NAME IN THE LIST ABOVE.)
PROPOSAL TO APPROVE AMENDMENTS TO THE INCSTAR CORPORATION STOCK OPTION PLAN
        [] FOR                   [] AGAINST               [] ABSTAIN
        (Continued, and to be completed and signed on the reverse side)




                        (Continued from the other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO CHOICE IS SPECIFIED, PROXIES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS NAMED ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        DATED: ______________________, 1996
                                                 (month)     (day)

                                         ___________________________________
                                              Signature of shareholder

                                         ___________________________________
                                       (If there are co-owners both should
                                       sign) The signature(s) should be
                                       exactly as the name(s) appear printed
                                       to the left. If a corporation, please
                                       sign the corporation name in full by a
                                       duly authorized officer and indicate
                                       the office of the signer. When signing
                                       as executor, administrator, fiduciary,
                                       attorney, trustee or guardian, or as
                                       custodian for a minor, please give full
                                       title as such. If a partnership, sign
                                       in the partnership name by authorized
                                       person.

                              INCSTAR CORPORATION
                               STOCK OPTION PLAN
                        (AS AMENDED SEPTEMBER 14, 1995)

1.   PURPOSE OF PLAN.

     This Plan shall be known as the "INCSTAR Corporation Stock Option Plan" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in attracting and retaining key personnel, consultants or independent contractors of INCSTAR or any of its subsidiaries and members of the Scientific Advisory Board and the Scientific Advisory Panels, in order to assure the future success of INCSTAR Corporation, a Minnesota corporation ("INCSTAR"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business of INCSTAR, and to afford such personnel an opportunity and incentive to acquire a proprietary interest in INCSTAR and in its future success and progress. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

2.   STOCK SUBJECT TO PLAN.

     Subject to the provisions of Section 14 hereof, the stock that is subject to options under the Plan is shares of INCSTAR's authorized common stock, par value $0.1 per share (the "Common Stock"). Subject to adjustment as provided in Section 14 hereof, the maximum number of shares with respect to which options may be exercised under this Plan shall be 1,200,000 shares. If an option under the Plan expires or for any reason is terminated without being exercised with respect to any shares, or for any other reason is or becomes unexercisable with respect to any shares, such shares shall again be available for options thereafter granted during the term of the Plan.

3.   ADMINISTRATION OF PLAN.

     (a) The Plan shall be administered by a committee (the "Committee") consisting of two or more "outside directors" of INCSTAR, who satisfy the requirements of Section 162(m) of the Code and who are "disinterested persons" with respect to the Plan within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934 as presently in effect or as hereafter modified or amended. The members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors.

     (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to: (i) determine (A) the purchase price of the shares covered by each option, (B) the employees to whom and the times at which such options shall be granted and the number of shares to be subject to each option, (C) the terms of exercise of each option, (D) the form of payment to be made upon the exercise of an SAR as provided in Section 10 hereof of each option and (E) whether an option will be an Incentive Stock Option; (ii) accelerate the time at which all or any part of an option may be exercised; (iii) amend or modify the terms of any option with the consent of the optionee; (iv) interpret the Plan; (v) prescribe, amend and rescind rules and regulations relating to the Plan; (vi) determine the terms and provisions of each option agreement under this Plan (which agreements need not be identical), and (vii) make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 15 hereof to amend or terminate the Plan. The Committee's determinations with respect to such matters, unless otherwise disapproved by the Board of Directors of INCSTAR, shall be final and conclusive.

     (c) The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

4.   ELIGIBILITY.

     Incentive Stock Options may be granted under this Plan only to full or part-time employees of INCSTAR or any of its subsidiaries, including officers and directors of INCSTAR and such subsidiaries who are also employees. Options which do not qualify as Incentive Stock Options and SARs may be granted under this Plan to any full or part-time employee of INCSTAR or any of its subsidiaries, including officers and directors of INCSTAR and such subsidiaries, to consultants or independent contractors of INCSTAR or any of its subsidiaries, including members of the Scientific Advisory Board and the Scientific Advisory Panels as provided in Section 19 hereof, and to nonemployee directors of INCSTAR as provided in Section 9 hereof. In determining the persons to whom options or SARs shall be granted and the number of shares subject to each option, the Committee may take into account the nature of services rendered by the proposed grantees, their past, present and potential contributions to the success of INCSTAR, and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or SAR under this Plan may be granted an additional option or options or SAR or SARs under the Plan if the Committee shall so determine; provided, however, that to the extent that the aggregate fair market value determined at the time an Incentive Stock Option is granted of the stock with respect to which all Incentive Stock Options owned by an optionee are exercisable for the first time by such optionee during any calendar year under all plans of his employer corporation and its parent and subsidiary corporations exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options.

5.   PRICE.

     The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock at the date of granting of such options. Except as provided in Section 9 hereof, the option price for options granted under the Plan which do not qualify as Incentive Stock Options shall also be determined by the Committee, but shall not be less than 50% of the fair market value of the Common Stock at the date of granting of such options. For such purposes and for all other valuation purposes under the Plan, the fair market value of the Common Stock shall be as reasonably determined by the Committee, but shall not be less than (a) the closing price of the Common Stock as reported for composite transactions, if the Common Stock is then traded on a national securities exchange, or (b) the last sale price of the Common Stock if the Common Stock is then quoted on the NASDAQ National Market System, or (c) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on the date as of which fair market value is being determined, or (d) if the Common Stock is not publicly traded, such value as the Committee shall in good faith determine after taking into account such facts and circumstances and taking such action as it determines are appropriate.

6.   TERM.

     Subject to the provisions of Sections 9, 11 and 19 hereof, each option and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option agreement with respect thereto, which date shall be no later than the tenth anniversary of the date of grant. The Committee shall be under no duty to provide terms of like duration for options granted under the Plan.

7.   EXERCISE OF OPTION.

     (a) Subject to the provisions of Section 11 hereof, the Committee shall have full and complete authority to determine whether an option will be exercisable in full at any time or from time to time during the term of the option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the option as the Committee may determine.

     (b) The exercise of any option shall only be effective at such time as the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

     (c) An optionee electing to exercise an option shall give written notice to INCSTAR of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to INCSTAR either in cash (including check, bank draft or money order) or, at the discretion of and as specified by the Committee, (i) by delivering certificates representing Common Stock already owned by the optionee having a fair market value equal to the full purchase price of the shares, or (ii) a combination of cash and such shares. Until the optionee has been issued a certificate or certificates representing the shares subject to such exercise, he shall possess no rights as a shareholder with respect to such shares.

8.   ADDITIONAL RESTRICTIONS.

     (a) The Committee shall have full and complete authority to determine whether all or any part of the Common Stock acquired upon exercise of any option shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's rights with respect thereto. Any such restriction shall be set forth in the agreement relating to such options.

     (b) No person may be granted any option or options, for more than 200,000 shares of Common Stock, in the aggregate, in any three calendar year period beginning with the period commencing January 1, 1994 and ending December 31, 1996.

9.   OPTIONS TO NONEMPLOYEE DIRECTORS.

       (a) Each director of INCSTAR who is not an employee of INCSTAR or any of its subsidiaries shall be granted an option to purchase 10,000 shares of Common Stock on (i) the date of the director's initial election to the Board of Directors, and (ii) on the date of the annual meeting of shareholders in each third year thereafter if the director has served continuously during the interim period and will continue in office after the annual meeting. The exercise price of each option shall be equal to 100% of the fair market value of the Common Stock on the date of grant. Such options shall not qualify as Incentive Stock Options, shall become exercisable in equal portions on the first, second and third anniversaries of the date of grant and shall expire on the tenth anniversary of the date of grant. Clause (ii) of the first sentence of this paragraph was adopted on September 7, 1993. For the initial implementation of clause (ii), each director who would have been eligible to receive an option on the date of the 1993 annual meeting of shareholders shall be granted an option as of September 7, 1993 on the terms set forth in this paragraph and shall not be eligible to receive another option pursuant to the Plan until the annual meeting of shareholders in 1996. No portion of the option may be exercised until the Plan, as amended, has been approved by the shareholders of the Company.

     (b) Options shall be subject to the terms and conditions of Sections 7, 11, 13 and 17, except that the provisions with respect to termination for changes in status set forth in to Section 11 shall be modified by substituting service as a director in lieu of employment.

     (c) This Section 9 shall not be amended more than once every six months other than to comport with changes in the Code, the Employees Retirement Income Security Act or the rules and regulations thereunder.

10.  ALTERNATIVE STOCK APPRECIATION RIGHTS.

     (a) At the time of grant of an option under the Plan (or at any time thereafter as to options which are not Incentive Stock Options), the Committee, in its discretion, may grant to the holder of such option an alternative Stock Appreciation Right ("SAR") for all or any part of the number of shares covered by the holder's option. Any such SAR may be exercised as an alternative, but not in addition to, an option granted hereunder, and any exercise of an SAR shall reduce an option by the same number of shares as to which the SAR is exercised. An SAR granted to an optionholder shall provide that such SAR, if exercised, must be exercised within the time period specified therein. Such specified time period may be less than (but may not be greater than) the time period during which the corresponding option may be exercised. An SAR may be exercised only when the corresponding option is eligible to be exercised. The failure of the holder of an SAR to exercise such SAR within the time period specified shall not reduce his option rights. If an SAR is granted for a number of shares less than the total number of shares covered by the corresponding option, the Committee may later (as to options which are not Incentive Stock Options) grant to the optionholder an additional SAR covering additional shares; provided, however, that the aggregate amount of all SARs held by any optionholder shall at no time exceed the total number of shares covered by his unexercised options.

      (b) SARs shall be exercised by the delivery to INCSTAR of a written notice which shall state that the optionee elects to exercise an SAR as to the option shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to him in cash and what portion, if any, he requests be paid to him in Common Stock. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Stock or in any combination of cash and Common Stock as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of Common Stock on the date of exercise over the per share option price for the option in respect of which the SAR is exercised multiplied by the number of shares as to which the SAR is exercised. An SAR may be exercised only when the SAR exercise amount is positive.

     (c) An SAR may only be exercised in compliance with Rule 16b-3 of the Securities Exchange Act of 1934 as presently in effect or as hereafter modified or amended if the same shall be in effect on the date of exercise.

     (d) All provisions of this Plan applicable to options granted hereunder shall apply with equal effect to an SAR.

11.  EFFECT OF TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY.

     (a) In the event that an optionee shall cease to be employed by INCSTAR or any of its subsidiaries for any reason other than willful and material misconduct, death or disability, such optionee shall have the right to exercise the option at any time within 3 months after such termination of employment to the extent of the full number of shares that such optionee was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

     (b) In the event that an optionee shall cease to be employed by INCSTAR or any of its subsidiaries by reason of his willful and material misconduct, his options shall be terminated as of the date of the misconduct.

     (c) If an optionee shall die while in the employ of INCSTAR or a subsidiary or within 3 months after termination of employment for any reason other than willful and material misconduct, or if such optionee's employment by INCSTAR or any of its subsidiaries shall terminate by reason of optionee's disability, and such optionee shall not have fully exercised any option granted under the Plan, such option may be exercised at any time within 12 months after such death or (in the case of disability) termination of employment by the personal representatives, administrators or guardian of the optionee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, but only to the extent of the full number of shares such optionee was entitled to purchase under the option on the date of such death or termination of employment.

     (d) Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of INCSTAR or any of its subsidiaries or affect, in any way, the right of INCSTAR or any of its subsidiaries to terminate any optionee's employment at any time.

12.  TEN PERCENT SHAREHOLDER RULE.

     Notwithstanding any other provision of the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Stock of INCSTAR possessing more than 10% of the total combined voting power of all classes of stock of INCSTAR or its parent or subsidiary corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of INCSTAR on the date of grant, and such option by its terms shall not be exercisable after the fifth anniversary of such date of grant.

13.  NON-TRANSFERABILITY.

     Except as provided in Section 11(c), (a) no option granted under the Plan shall be transferable by an optionee, otherwise than by will or the laws of descent or distribution, and (b) during the lifetime of an optionee the option shall be exercisable only by such optionee.

14.  DILUTION OR OTHER ADJUSTMENTS.

     If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the capitalization or corporate structure of INCSTAR, the Committee shall make appropriate adjustments in the Plan and any options or SARs outstanding under the Plan. Such adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan and such changes in the number of shares and the price per share subject to outstanding options and the amount payable upon exercise of outstanding SARs as are necessary in order to prevent dilution or enlargement of option or SAR rights.

15.  AMENDMENT OR DISCONTINUANCE OF PLAN.

     The Board of Directors may amend or discontinue the Plan at any time. Except as provided in Section 14 hereof, however, no amendment of the Plan that is not approved by the shareholders of INCSTAR shall (a) increase the maximum number of shares subject to the Plan, (b) decrease the minimum option price provided in Section 5 hereof, (c) extend the maximum option term under Section 6 hereof, or (d) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option granted under the Plan without the consent of the holder of the option.

16.  TIME OF GRANTING.

     The granting of an option pursuant to the Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of INCSTAR and the person to whom such right is granted. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of INCSTAR, and no action taken by the Committee or the Board of Directors other than the execution and delivery of an option agreement, shall constitute the granting of an option hereunder.

17.  INCOME TAX WITHHOLDING.

     In order to comply with all applicable federal or state income tax laws or regulations, INCSTAR may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes which are the sole and absolute responsibility of an optionee under the Plan are withheld or collected from such optionee. In order to assist an optionee in paying all federal and state taxes to be withheld or collected upon exercise of an option which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, may permit the optionee to satisfy such tax obligation by (a) electing to have INCSTAR withhold a portion of the shares otherwise to be delivered upon exercise of such option having a fair market value equal to the amount of such taxes or (b) delivering to INCSTAR shares of Common Stock other than the shares issuable upon exercise of such option with a fair market value, determined in accordance with Section 5 hereof, equal to such taxes. The election must be made on or before the date that the amount of tax to be withheld is determined.

18.  EFFECTIVE DATE AND TERMINATION OF PLAN.

     (a) Subject to approval of the Plan by the shareholders of INCSTAR, the effective date of the Plan, as amended, is March 4, 1994, the date of adoption of the most recent amendments to the Plan by the Board of Directors of INCSTAR.

     (b) Unless the Plan shall have been discontinued as provided in Section 15 hereof, the Plan shall terminate on the tenth anniversary of the effective date set forth in (a) above. No option may be granted after such termination, but termination of the Plan shall not, without the consent of an optionee, alter or impair any rights or obligations under any option theretofore granted.

19. OPTIONS TO MEMBERS OF SCIENTIFIC ADVISORY BOARD AND SCIENTIFIC ADVISORY PANELS.

     (a) If permitted by the academic, research, medical or other institution or institutions with which a member of the Scientific Advisory Board of INCSTAR, may be associated, each such member shall be granted an option to purchase 4,000 shares of Common Stock on the date such member executes a Scientific Advisory Board Agreement with the Company; provided, that no such grant shall be made to a member of the Committee; and provided, further, that the number of shares of Common Stock subject to such grant, together with the aggregate number of shares of Common Stock subject to grants made to such person pursuant to Section 19(b) within the preceding two years, shall not exceed 4,000 shares. The exercise price of each such option shall be the fair market value of the Common Stock (as determined in accordance with Section 5) on such date. Such options shall not qualify as Incentive Stock Options, shall become exercisable in equal portions on the first and second anniversaries of the date of grant, provided in each case that the recipient of the option is a member of the Scientific Advisory Board on such date, and shall expire on the fifth anniversary of the date of grant.

     (b) If permitted by the academic, research, medical or other institution or institutions with which a member of a Scientific Advisory Panel of INCSTAR, may be associated, each such member shall be granted an option to purchase 2,000 shares of Common Stock of the Company on the date such member executes a Scientific Advisory Panel Agreement with the Company; provided, that no such grant shall be made to a member of the Committee; and provided, further, that no such grant shall be made to any person who has been granted an option pursuant to Section 19(a) within the preceding two years. The exercise price of each such option shall be the fair market value of the Common Stock (as determined in accordance with Section 5) on such date. Such options shall not qualify as Incentive Stock Options, shall become exercisable in equal portions on the first and second anniversaries of the date of grant, provided in each case that the recipient of the option is a member of the relevant Scientific Advisory Panel on such date, and shall expire on the fifth anniversary of the date of grant.

     (c) Options granted pursuant to this Section 19 shall be subject to the terms and conditions of Sections 7, 11, 13, 14, 16 and 17, except that the provisions with respect to termination for changes in status set forth in
Section 11 shall be modified by substituting service on the Scientific Advisory Board or the relevant Scientific Advisory Panel in lieu of employment. This
Section 19 was adopted on September 14, 1995, and no portion of any option granted pursuant to this Section 19 may be exercised until the Plan, as amended on such date, has been approved by the shareholders of INCSTAR.